SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the registrant [ ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[ ] Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

[ ] Definitive proxy statement.

[ ] Definitive additional materials.

[X]     Soliciting material under Rule 14a-12.

SCPIE HOLDINGS INC.

(Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS III, L.P.
STILWELL VALUE LLC
JOSEPH STILWELL

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)        Amount Previously Paid:

    (2)        Form, Schedule or Registration Statement No.:

    (3)        Filing Party:

    (4)        Date Filed:

THE STILWELL GROUP
26 Broadway,
23rd Floor
New York, NY 10004

February 13, 2006

Dear Fellow SKP Shareholder,

Chairman Karlan recently sent out a chart (left), and commended the three directors up for re-election "who have helped deliver these impressive results."

Dr. Karlan’s chart shows the share price beginning on 1/1/03 -- the year right after SKP’s stock lost 77% of its value. When you look at SKP's share price since its IPO (right), you can see that there’s really nothing to be impressed about. In fact, it makes one wonder about any board member who would find such results acceptable, let alone ’impressive’.

I ask you: Do you think Dr. Karlan is presenting selective and self-serving snippets of SKP history? I do. Do you want our board members to ’spin’ results? I don’t.

If you haven't yet contacted us, please fill out the form on the back of this letter and let me know your thoughts on our Company's direction. Thank you.

Sincerely,
/s/ Joseph Stilwell Joseph Stilwell

Stilwell Value Partners III, L.P., Stilwell Value LLC, Joseph Stilwell, Gregory Noonan and Spencer Schneider (the “Group”) are participants in the solicitation of proxies from shareholders of SCPIE Holdings Inc. (“SCPIE”) for use at the 2006 annual meeting of SCPIE shareholders. Information concerning the participants can be found in the Schedule 13D and the related exhibits filed with the Securities and Exchange Commission on January 19, 2006, as amended on January 26, 2006, and February 8, 2006.

Investors are advised to read the Group’s preliminary proxy statement and definitive proxy statement when they become available, because these documents will contain important information. Investors may obtain a free copy of the preliminary and definitive proxy statements (when they are available) and other documents filed by the Group with the SEC at the SEC’s internet website at www.sec.gov. The preliminary and definitive proxy statements (when they are available) and such other documents may also be obtained free from the Group by directing such request to the Group’s proxy solicitor, D.F. King & Co., Inc. at 800-659-6590.

The Stilwell Group
26 Broadway,
23rd Floor
New York, NY 10004
Phone: (212) 269-5800
Facsimile: (212) 269-2675
Email: SKPshareholders@yahoo.com

This does not constitute a request for a proxy. You will receive a definitive proxy statement the same time as a proxy is requested from you.

We would like to hear from you. We would appreciate it if you would take a few minutes to fill out the information requested below. Thank you for your time and cooperation.

SHAREHOLDER INFORMATION

NAME:	______________________________________
FIRM:	______________________________________
ADDRESS:	______________________________________
CITY:	____________________STATE: ____ZIP: _____
PHONE:	_____________________FAX: _____________

I HOLD MY SKP SHARES THROUGH:
______________________________________ (NAME OF BROKERAGE FIRM OR BANK)	______________________________________ (NUMBER OF SHARES OWNED)

STOCK BROKER OR FINANCIAL ADVISOR INFORMATION

NAME:	______________________________________
FIRM:	______________________________________
ADDRESS:	______________________________________
CITY:	____________________STATE: ____ZIP: _____
PHONE:	_____________________FAX: _____________

COMMENTS:

____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________

PLEASE MAIL THIS FORM TO OUR ATTENTION AT THE ADDRESS INDICATED ABOVE. OR, YOU MAY
FAX IT TO US AT (212) 269-2675; ATTN: MR. JOSEPH STILWELL. OR, YOU CAN EMAIL US AT
SKPSHAREHOLDERS@YAHOO.COM.